Exhibit 32.1

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of BTHC X, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, George Syllantavos, Chief Executive and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)       the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)       the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2016	By:	/s/ George Syllantavos
George Syllantavos
Chief Executive Officer and
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to BTHC X, Inc. and will be retained by BTHC X, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.